Exhibit 10.62 THIS NOTE HAS NOT BEEN, AND WILL NOT BE, REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OR ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES. THIS NOTE IS SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED, RESOLD, PLEDGED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE LAW. SECURED PROMISSORY NOTE $113,800,000 January 31, 2024 FOR VALUE RECEIVED, AP-AMH 2 Medical Corporation, a California professional corporation (“Borrower”), promises to pay to the order of Apollo Medical Holdings, Inc., a Delaware corporation (“Lender”), the principal amount of One Hundred Thirteen Million Eight Hundred Thousand Dollars ($113,800,000) (the “Principal Amount”) delivered by Lender to Borrower as set forth below, together with accrued and unpaid interest thereon, each due and payable in the manner set forth below. This Note is entered into concurrently with the Loan and Security Agreement (the “Loan and Security Agreement”), dated as of January 31, 2024, entered into by and between Borrower and Lender, and is subject to the terms of the Loan and Security Agreement. 1. Delivery of Principal Amount. The Principal Amount shall be delivered by Lender to Borrower on the date hereof. 2. Interest. Interest shall accrue as set forth in the Loan and Security Agreement. 3. Maturity Date. This Note will mature on January 31, 2034 (the “Maturity Date”). 4. Security. This Note is secured pursuant to the Loan and Security Agreement. Subject to the terms of the Loan and Security Agreement, Lender is entitled to enforce the provisions of the Loan and Security Agreement and to enjoy the benefits thereof. 5. Payments. All cash payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at such place as shall be designated in writing for such purpose in accordance with the terms of the Loan and Security Agreement. This Note may not be prepaid without the prior consent of Lender, as provided in the Loan and Security Agreement. 6. Collateral Assignment. Borrower and Lender acknowledge that Lender may incur indebtedness secured by the assets of Lender and, in connection therewith, may assign, as collateral security for such obligations, all of its right, title and interest in, to and under the Loan and Security Agreement and this Note to the agent or any secured creditors of such indebtedness. Borrower hereby acknowledges that a collateral assignment may occur and consents to any such collateral assignment for the benefit of any such agent or secured creditors and consents to any subsequent actions taken by such agent or secured creditors in connection with any collateral assignment, including, without limitation, in connection with the enforcement of such collateral assignment. 7. Usury. Notwithstanding any other provision of this Note, Lender does not intend to charge and Borrower shall not be required to pay any interest or other fees or charges in excess of the maximum permitted by applicable law; any payments in excess of such maximum shall be refunded to Borrower or credited to reduce principal hereunder.

2 8. Miscellaneous. This Note, and the obligations and rights of the parties hereunder, shall be binding upon and inure to the benefit of Borrower, Lender, and their respective heirs, successors and permitted assigns. The titles and subtitles used in this Note are used for convenience only and shall not be considered in construing or interpreting this Note. Borrower and Lender shall each bear its respective expenses and legal fees incurred with respect to the negotiation, execution and delivery of this Note and the transactions contemplated herein. This Note may only be assigned, delegated or transferred only in the manner provided in the Loan and Security Agreement. Any term of this Note may only be amended or waived only in the manner provided in the Loan and Security Agreement. This Note may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. 9. Applicable Law; Venue. This Note and all disputes or controversies arising out of or relating thereto shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of any state. The parties agree that any action brought by either party to interpret or enforce any provision of this Note shall be brought in, and each party agrees to, and does hereby, submit to the jurisdiction and venue of, the appropriate state court or federal district court in the County of Los Angeles. 10. WAIVER OF JURY TRIAL. EACH OF BORROWER AND LENDER AGREES THAT NEITHER OF THEM NOR ANY OF THEIR ASSIGNEES OR SUCCESSORS WILL (A) SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER ACTION BASED UPON OR ARISING OUT OF, THIS NOTE OR ANY AGREEMENT EXECUTED IN CONNECTION HEREWITH, ANY COLLATERAL SECURING ALL OR ANY PART OF THE OBLIGATIONS OR THE DEALINGS OR THE RELATIONSHIP BETWEEN THEM, OR (B) SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS SECTION HAVE BEEN FULLY DISCUSSED BY EACH OF LENDER AND COMPANY WITH THEIR RESPECTIVE COUNSEL, AND THESE PROVISIONS WILL BE SUBJECT TO NO EXCEPTIONS. NEITHER LENDER NOR BORROWER HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES. 11. Entire Agreement. This Note, together with the Loan and Security Agreement, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof, and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein. [Signature Page Follows]

[Signature Page to Secured Promissory Note] IN WITNESS WHEREOF, the parties have executed this Secured Promissory Note as of the date first written above. BORROWER: AP-AMH 2 MEDICAL CORPORATION By: Name: Title: E-mail: Address: Thomas S. Lam Chief Executive Officer 1668 S. Garfield Ave., 2nd Floor Alhambra, CA 91801 [*]

[Signature Page to Secured Promissory Note] IN WITNESS WHEREOF, the parties have executed this Secured Promissory Note as of the date first written above. LENDER: APOLLO MEDICAL HOLDINGS, INC. By: Name: Title: E-mail: Address: Brandon Sim Co-Chief Executive Officer 1668 S. Garfield Ave., 2nd Floor Alhambra, CA 91801 [*]